SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February  1, 2006

              PATRIOT TRANSPORTATION HOLDING, INC.
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     (Exact name of registrant as specified in its charter)



        FLORIDA               0-17554            59-2924957
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

1801 Art Museum Drive                               32207
Jacksonville, Florida
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(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (904) 396-5733

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  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)


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[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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                   CURRENT REPORT ON FORM 8-K

              PATRIOT TRANSPORTATION HOLDING, INC.

                        February 1, 2006


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On February 1, 2006, the shareholders of the Company approved the 2006 Stock Incentive Plan, an omnibus stock plan that permits the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock units and stock awards. The 2006 Stock Incentive Plan was previously approved by the Board of Directors on December 7, 2005. A maximum of 300,000 shares are available for grants of all equity awards under the 2006 Stock Incentive Plan. The 2006 Stock Incentive Plan replaces the Company's 2000 Stock Option Plan.

       As   previously   reported,  the  Company   modified   its
compensation arrangements with its non-employee directors to, among other matters, replace director stock options with an annual award of 500 shares of the Company's common stock. The stock grants to non-employee directors for fiscal year 2006 were made on February 1, 2006.

     Effective February 1, 2006, the Company also implemented the previously approved grant of 15,320 shares of restricted stock to officers and key employees of the Company. These shares of restricted stock are subject to forfeiture restrictions (tied to continued employment) that lapse 25% per year over four (4) years, with restrictions on the first 25% lapsing on January 1,
2007. The grants include grants to named executive officers as described in the Current Report on Form 8-K filed on December 13, 2005.


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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.

                             PATRIOT  TRANSPORTATION  HOLDING, INC.


Date: February 7, 2006       By:  /s/ Ray M. Van Landingham
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                              Ray M. Van Landingham
                              Vice   President,   Finance   and
                              Administration
                              and Chief Financial Officer


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